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                                EXHIBIT 10.91(a)





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THIS WARRANT (AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF) HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS WARRANT (AND SUCH SHARES) HAS BECOME EFFECTIVE UNDER SUCH ACT OR IN THE OPINION OF COUNSEL TO THE COMPANY SUCH REGISTRATION IS NOT REQUIRED.


              STOCK WARRANT AGREEMENT dated as of January 13, 1994 between Shorewood Packaging Corporation, a Delaware corporation, with its principal office at 55 Engineers Lane, Farmingdale, New York 11735 (the "Company") and BMG Music, a New York partnership, with its principal office at 1540 Broadway, New York, New York 10036 ("BMG").

              WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to BMG an option to purchase 100,000 shares of the common stock, par value $.01 per share (the "Common Stock") of the Company in connection with the execution and delivery by BMG of a Requirements Agreement dated even date herewith (the "Requirement Agreement") with the Company; and

               WHEREAS, pursuant to Paragraph 4(a) of the Requirements Agreement, BMG has agreed to purchase not less than $12.5 million and forty percent (40%) of Materials (as defined in the Requirements Agreement) requirements from Shorewood during the Term and specified portions of the Term thereof; and

              NOW, THEREFORE, the parties agree as follows:

                  1.              Grant of Option

                                  1.1      The Company grants to BMG, on the
terms and conditions hereinafter set forth, an option (the "Option") to purchase 100,000 (subject to adjustment as hereinafter provided) shares of Common Stock of the Company (the "Option Shares").

                                  1.2      The Option does not qualify for
"ISO" treatment as defined in Section 422A of the Internal Revenue Code of 1986, as amended.

                                  1.3      This Option and Option Shares when
issued, are not, will not, and are not required to be, registered under the Securities Act of 1933, as amended, (the "Securities Act") but, the Option Shares, may, subject to applicable rules and regulations, be listed upon any securities exchange upon which the Company's Common Stock is listed at the time of such issuance and sale.

                  2.              Price for Shares

                                  2.1      The purchase price for the Option
Shares shall be $13.50 per share (subject to adjustment as hereinafter provided) which is the mean between the high bid-low asked prices of the Common Stock as of 4 p.m. on the date hereof.

                  3.              Period of Option

                                  3.1      This Option will be exercisable, in
whole and not in part, beginning on the date hereof and expiring on August 30, 1998 (the "Period").





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                  4.              Exercise of Option

                                  4.1      The option herein granted shall be
exercisable within the Period by notice in writing from BMG to the Company which notice shall be signed by a duly authorized officer of BMG. Such notice shall be accompanied, pursuant to Section 2 hereof, by payment in full made in cash or certified or bank check payable to the Company for the full amount of the Option Price.

                                  4.2      Upon the exercise of the Option, the
Company shall promptly issue stock certificates for the shares of Common Stock purchased and the Optionee shall be deemed to be the holder of the shares of Common Stock purchased as of the date of issuance of certificates for such shares to it. The Company may delay issuing certificates representing Option Shares for a reasonable period of time pending listing on any stock exchange. BMG will not be nor deemed to be, a holder of any shares subject to the Option unless and until certificates for such shares are issued to it or them under the terms of this Agreement.

                                  4.3      If and when the option is exercised,
the certificates to be issued evidencing shares of the Company's Common Stock shall bear a legend substantially as follows:

                  "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended. No transfer, sale or other disposition of these shares may be made except pursuant to Rule 144 under the Securities Act of 1933, as amended, or unless a registration statement with respect to these shares has become effective under said Act, or the Company is furnished with an opinion of counsel satisfactory in form and substance to the Company that such registration in not required."

                                  4.4      The Company hereby agrees that at
all times there shall be reserved for issuance and delivery upon exercise of this Option, free from preemptive rights, such number of authorized but unissued or treasury shares of its common stock as shall be required for issuance or delivery upon exercise of this Option.

                                  4.5      The Company further agrees that: (i)
it will not, by amendment of its Certificate of incorporation or through reorganization, consolidation, merger, dissolution or sale of its assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company; (ii) it will fully cooperate with BMG in preparing any filings or applications and provide such information to BMG or any regulatory authority as may be necessary to obtain any approvals or fulfill any filing requirements in connection with BMG's exercise of this option or in connection with this Agreement; and (iii) promptly take all action provided for herein to protect BMG against any dilution of the Common Stock.

                  5.              Transferability of Option

                                  This option shall not be assignable or
transferable except in its entirety to an Affiliate of BMG (as defined in the Securities Exchange Act of 1934, as amended and in the rules and regulations issued thereunder).

                  6.              Piggy-Back Registration

                                  Subject to Sections 8 and 12 hereof, if at
any time after exercise of the Option, the Company and one or more of the holders of the Common Stock other than BMG propose to file a registration statement to register any security of the Company (other than Common Stock issued with respect to any acquisition or any employee stock option, stock purchase or similar plan) under the





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Securities Act for sale to the public in an underwritten offering upon which may be registered securities similar to the Option Shares, it will at each such time give written notice to BMG of its intention to do so ("Notice of Intent") and, upon the written request of BMG made within 30 calendar days after the receipt of any such notice (which request must specify that BMG intends to dispose of all of the Option Shares held by BMG on the date the Notice of Intent is received by BMG and state the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of the Option Shares which the Company has been so requested to register, to the extent requisite to permit the intended disposition; provided, however, that if the managing underwriter shall certify in writing that inclusion of all of the Option Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution of the securities in respect of which registration was originally to be effected
(x) at a price reasonably related to fair value, and (y) under circumstances which will not materially and adversely affect the market of the Company's securities (such writing to state the basis of such opinion and the maximum number of shares which may be distributed without such interference), then the Company may, upon written notice to BMG, have the right to exclude from such registration such number of Option Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of securities to be so registered to the maximum amount which can be so marketed.

                  7.              Registration Expenses

                                  The costs and expenses (other than
underwriting discounts and commissions) of all registrations and qualifications under the Securities Act, and of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of the Company's independent public accountants); provided, however, that fees and expenses of complying with Blue Sky laws in those states where Option Shares and no other securities of the Company covered by the registration statement will be offered for sale, shall be paid by BMG).

                  8.              Registration Procedures

                                  If and whenever the Company is required to
effect the registration of any Option Shares under the Securities Act as provided in this Agreement, the Company will promptly:

                                  (i)      prepare and file with the Securities
and Exchange Commission ("Commission") a registration statement with respect to such Option Shares and use its beat efforts to cause such registration statement to become effective;

                                  (ii)      prepare and file with the
Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Option Shares until such time as all of such Option Shares have been disposed of in accordance with the intended methods of disposition by BMG set forth in such registration statement, but in no event for a period of more than nine months after such registration statement becomes effective;

                                  (iii)    furnish to BMG such number of copies
of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act;

                                  (iv)     use its best efforts to register or
qualify the Option Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions within the United States of America (including territories and commonwealths thereof) as





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the seller shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any jurisdiction;

                                  (v)      notify BMG when a prospectus
relating to the Option Shares is required to be delivered under the Securities Act within the period mentioned in subdivision (ii) of this paragraph, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, BMG shall not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it); and

                                  (vi)     furnish to BMG, at the time of the
disposition of any Option Shares by them, a signed copy of an opinion of counsel to the effect that: (a) a registration statement covering such Option Shares has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (b) said registration statement and the prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act, (c) no stop order has been issued by the Commission suspending the effectiveness of such registration statement and (d) the applicable provisions of the securities or Blue Sky laws of each state in which the Company shall be required, pursuant to clause (iv) of this paragraph, to register or qualify such Option Shares, have been complied with, assuming the accuracy and completeness of the information furnished to such counsel with respect to each filing relating to such laws; it being understood that such opinion may contain such qualifications and assumptions as are customary in the rendering of similar opinions, and that such counsel may rely, as to all factual matters treated therein, on certificates of the Company.

                                  The Company may require BMG to furnish the
Company such information regarding BMG's identity and its intended distribution of such Option Shares as the Company may from time to time reasonably require in writing and as shall be required by law to effect such registration.

                  9.              Termination of Obligations

                                  The obligations of the Company imposed by
Section 6 through 8 above shall cease and terminate, as to any particular Option Shares, upon the earlier of (a) when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when in the opinion of counsel for the Company such restrictions are no longer required in order to insure compliance with the registration requirements of the Securities Act or (c) seven years and thirty one days after the date hereof. Whenever such restrictions shall terminate as to any Option Shares, BMG shall be entitled to receive from the Company without expense a new certificate or certificates representing such securities not bearing the legend set forth in
Section 4.3 hereto.

                  10.             Availability of Information

                                  The Company will use its best efforts to
comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 to the extent it shall be required to do so pursuant to such Sections, and at all times while so required shall use its best efforts to comply with all other public information reporting requirements of the Commission (including reporting requirements which serve as a condition to utilization of Rule 144 promulgated in effect and relating to the availability of an exemption from the Securities Act for the sale of any Option Shares). The Company will also cooperate with BMG in supplying such information and documentation as may be necessary for it to complete and file any information reporting forms presently or hereafter required





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by the Commission as a condition to the availability of an exemption from the
Securities Act for the sale of any Option Shares.

                  11.             Dilution or Other Adjustments

                                  In any event of any change in the Common
Stock subject to the Option granted by this Agreement through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or the issuance to stockholders of rights to subscribe to stock of the same class, or in the event of any change in the capital structure, the Board of Directors of the Company shall on an equitable basis make such adjustments with respect to the number and price of shares of Common Stock of the Company subject to the Option.

                  12.             Representation

                                  The Company represents and warrants that all
Option Shares deliverable upon exercise hereof will by duly authorized and upon issuance in accordance with the terms hereof will be validly issued, fully paid and non-assessable and duly listed, or listed upon official notice of issuance on any stock exchange where other securities of the Company of the same class are listed.

                  13.             Indemnity

                                  The Company shall indemnify and hold harmless
the holder of the Option Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in a registration statement or any post-effective amendment thereto or any registration statement under the securities laws, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such holder expressly for use therein, which indemnification shall include such person, if any, who controls any such holder within the meaning of such securities laws; provided, however, that the Company shall not be obliged so to indemnify any such holder or controlling person unless such holder shall at the same time indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of such law, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such holder expressly for use therein.

                  14.             Miscellaneous

                                  14.1     This Agreement shall be governed by
and construed in accordance with the internal laws of the State of New York.

                                  14.2     Any and all notices referred to
herein shall be sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested) to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.





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                                  14.3     As used herein, the masculine gender
shall include the feminine gender.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above mentioned.

                                        SHOREWOOD PACKAGING CORPORATION

                                        By: /s/Howard M. Liebman
                                            ------------------------------------
                                            Authorized Signatory



                                        BMG MUSIC

                                        By: /s/Thomas W. McIntyre
                                            ------------------------------------
                                            Authorized Signatory





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